UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 16, 2019

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

84 October Hill Road, Holliston, MA 01746
(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2019, Harvard Bioscience, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) the election of two Class I Directors, each for a three-year terms, such terms to continue until the annual meeting of stockholders in 2022 and until their successor is duly elected and qualified or until their earlier resignation or removal, (ii) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, (iii) the approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of authorized shares available for issuance by 350,000 shares of common stock, and (iv) the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers. The voting results for the matters submitted to a stockholder vote at the Annual Meeting are reported below.

Proposal 1 - Election of Directors

James W. Green and Bertrand Loy were elected as Class I Directors, each for a three-year term, such term to continue until the annual meeting of stockholders in 2022 and until such Directors’ successors are duly elected and qualified or until their earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James W. Green	22,806,995	8,033,336	4,587,606

Bertrand Loy	21,644,267	9,196,064	4,587,606

Proposal 2 –Ratification of the Appointment of Grant Thornton LLP

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified. There were no broker non-votes on this proposal. The results of the ratification were as follows:

Votes For	Votes Against	Votes Abstained
35,340,119	71,129	16,689

Proposal 3 – Approval of an Amendment to the Company’s Employee Stock Purchase Plan to Increase the Number of Authorized Shares Available for Issuance by 350,000 Shares of Common Stock

The amendment to the Company’s Employee Stock Purchase Plan to increase the number of authorized share available for issuance by 350,000 shares of common stock was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,617,444	5,160,104	62,783	4,587,606

Proposal 4 – Approval, by Non-Binding Advisory Vote, of the Compensation of the Named Executive Officers

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,327,475	428,343	84,513	4,587,606

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC. (Registrant)

May 20, 2019	/s/ JEFFREY A. DUCHEMIN
(Date)	Jeffrey A. Duchemin Chief Executive Officer